                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              ____________________

                                  AMENDMENT NO. 1
                                    FORM 8-K/A

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               September 20, 1995


                          ROTONICS MANUFACTURING INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number:  1-9429


           Delaware                                      36-2467474
--------------------------------                    --------------------
 (State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                      Identification No.)


            17022 South Figueroa Street, Gardena, California  90248
            -------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (310) 538-4932
                        -------------------------------
                        (Registrant's telephone number)


                                       N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (16) Letter from Price Waterhouse pursuant to Item 304(a)(3) of Regulation S-K.









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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ROTONICS MANUFACTURING INC.



October 3, 1995                         By:  /s/ DOUGLAS W. RUSSELL
                                          ------------------------------------
                                          Douglas W. Russell
                                          Assistant Secretary, Treasurer
                                             and Chief Financial Officer





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                                 [LETTERHEAD]

September 29, 1995

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

                         Rotonics Manufacturing Inc.
                         ---------------------------

        We have read Item 4 of Rotonics Manufacturing Inc.'s Form 8-K dated September 27, 1995 and are in agreement with the statements contained in paragraph 4(a) therein.

Yours very truly,


PRICE WATERHOUSE LLP
Price Waterhouse LLP